N / E / W / S     R / E / L / E / A / S / E

April 28, 2010

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 1ST QUARTER PROFIT AND IMPROVED TANGIBLE CAPITAL

First Merchants Corporation (NASDAQ – FRME) has reported a first quarter return to profitability.  Earnings per share totaled $.01 per fully diluted common share, a $.16 reduction from the first quarter of 2009.  Net income totaled $136,000 for the quarter, an $11.8 million improvement over the fourth quarter of 2009.

Michael C. Rechin, President and Chief Executive Officer, stated, “Returning to profitability in the first quarter of 2010 is a significant milestone as the Corporation emerges from the deepest recession in decades.  Our expense management during the quarter was highly encouraging despite a continuation of elevated levels of credit related legal and other real estate owned (OREO) costs.”  Rechin also stated, “It’s satisfying to see our registered direct private placement of $24.2 million completed on March 30, 2010 receive such positive acceptance in the market. Our improved tangible common equity ratio of 5.27 percent and total risk-based capital level of 14.44 percent provide a very stable capital base for the future.  Our focus moving forward remains on meeting the needs of the communities and customers we serve and monitoring the recovery of our local economies and our loan portfolio.”

Total assets were $4.376 billion as of quarter end and total loans were $3.134 billion as loan demand for quality credit opportunities remains challenging.  The added liquidity produced from growth in the Corporation’s demand deposits of $95 million and loan maturities, through the quarter, resulted in strategic reductions of higher paying deposit liabilities and borrowings and increases in the Corporation’s bond portfolio.  The Corporation’s loan to deposit ratio is now 92.25 percent and its loan to asset ratio totals 71.63 percent.

Non-performing assets (NPA) plus 90 days delinquent loans declined for the second quarter in a row totaling $145 million, or 3.30 percent of total assets.  The Corporation’s allowance for loan losses increased to 2.82 percent of total loans, a $30 million increase over the same period last year.  Net charge-offs for the quarter totaled $17.4 million exceeding provision expense of $13.9 million by $3.5 million.

Net-Interest margin expanded by 14 basis points and remained strong compared to this time last year totaling 3.82 percent as net interest income totaled just over $36 million, reflecting the strength of ongoing operations. Interest reversals on non-accrual loans totaled more than $700,000 during the quarter reducing net interest margin by just over 7 basis points.

Non-interest income totaled $11.6 million for the quarter, after adjusting for gains from the sale of securities totaling $1.8 million and other-than-temporary impairment (OTTI) charges of $488,000.  The first quarter of 2009 totaled $12.2 million on a comparative basis.  Of the decline, nearly $500,000 is related to the lower income derived from interest rate floors that expired early last year.

Total non-interest expense for the first quarter of 2010 totaled $34.6 million and is now back in line with first quarter 2009 results.  During 2009, OREO expenses increased as a result of the difficult credit environment peaking at $5.8 million during the third quarter and still remain high totaling $2.7 million, or $2.2 million higher than the first quarter of 2009.  However, the stabilization of credit related costs when combined with aggressive salary and benefit expense reductions of $2.5 million, or 12.2 percent, produced a $5 million decrease linked quarter over quarter.

The Corporation’s pre-tax, pre-provision earnings totaled $14.5 million for the quarter.  When normalized for a fully taxable equivalent net interest income and extraordinary items, the pre-tax, pre-provision earnings totaled $18.5 million for the first quarter of 2010, an improvement over the first quarter 2009 total of $17.6 million.

As of March 31, 2010, the Corporation’s total risk-based capital measured 14.44 percent, Tier 1 risk-based capital totaled 11.65 percent, Tier 1 leverage ratio totaled 9.13 percent, and tangible common equity ratio totaled 5.27 percent.  All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Wednesday, April 28, 2010.

To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation’s first quarter earnings release. International callers please call +1 412-858-4600. A replay of the call will be available until May 10, 2010 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 439167.

In order to view the web cast and presentation slides, please go to http://www.talkpoint.com/viewer/starthere.asp?Pres=130292 during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, A Division of First Merchants Bank, N.A., Commerce National Bank, A Division of First Merchants Bank, N.A., as well as First Merchants Trust Company, N.A., and First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	March 31,
	2010	2009
ASSETS
Cash and due from banks	$52,679	$96,606
Federal funds sold	7,044	89,282
Cash and cash equivalents	59,723	185,888
Interest-bearing time deposits	157,735	158,295
Investment securities	639,081	446,316
Mortgage loans held for sale	3,646	8,659
Loans	3,134,540	3,654,074
Less: Allowance for loan losses	(88,568)	(58,502)
Net loans	3,045,972	3,595,572
Premises and equipment	54,431	58,948
Federal Reserve and Federal Home Loan Bank stock	36,721	34,420
Interest receivable	19,532	20,783
Core deposit intangibles and goodwill	157,532	162,571
Cash surrender value of life insurance	95,146	93,544
Other real estate owned	18,268	22,077
Tax asset, deferred and receivable	59,190	36,543
Other assets	28,889	63,281
TOTAL ASSETS	$4,375,866	$4,886,897
LIABILITIES
Deposits:
Noninterest-bearing	$520,551	$462,167
Interest-bearing	2,877,235	3,222,797
Total Deposits	3,397,786	3,684,964
Borrowings:
Securities sold under repurchase agreements	112,826	113,106
Federal Home Loan Bank advances	123,261	278,583
Subordinated debentures, revolving credit lines and term loans	194,794	204,779
Total Borrowings	430,881	596,468
Interest payable	4,812	8,278
Other liabilities	53,446	89,082
Total Liabilities	3,886,925	4,378,792
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,559	111,831
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,495,550 and 21,055,881 shares	3,187	2,632
Additional paid-in capital	230,764	203,889
Retained earnings	150,595	205,616
Accumulated other comprehensive loss	(8,289)	(15,988)
Total Stockholders' Equity	488,941	508,105
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,375,866	$4,886,897

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended
	March 31,
	2010	2009
INTEREST INCOME
Loans receivable:
Taxable	$45,448	$53,793
Tax exempt	277	215
Investment securities:
Taxable	2,891	3,763
Tax exempt	2,646	1,769
Federal funds sold	17	12
Deposits with financial institutions	60	102
Federal Reserve and Federal Home Loan Bank stock	360	473
Total Interest Income	51,699	60,127
INTEREST EXPENSE
Deposits	11,495	16,711
Federal funds purchased		22
Securities sold under repurchase agreements	499	467
Federal Home Loan Bank advances	1,564	2,949
Subordinated debentures, revolving credit lines and term loans	1,926	1,479
Total Interest Expense	15,484	21,628
NET INTEREST INCOME	36,215	38,499
Provision for loan losses	13,869	12,921
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	22,346	25,578
OTHER INCOME
Service charges on deposit accounts	3,262	3,542
Fiduciary activities	2,060	2,059
Other customer fees	2,498	2,003
Commission income	1,989	2,059
Earnings on cash surrender value of life insurance	508	323
Net gains and fees on sales of loans	1,149	1,430
Net realized and unrealized gains on sales of available for sale securities	1,842	2,792
Other-than-temporary impairment on available for sale securities	(488)	(478)
Other income	144	741
Total Other Income	12,964	14,471
OTHER EXPENSES
Salaries and employee benefits	17,562	20,015
Net occupancy	2,851	2,569
Equipment	1,853	1,876
Marketing	429	549
Outside data processing fees	1,280	1,933
Printing and office supplies	318	363
Core deposit amortization	1,207	1,277
FDIC assessments	1,722	576
Other expenses	7,418	5,556
Total Other Expenses	34,640	34,714
INCOME BEFORE INCOME TAX	670	5,335
Income tax expense (benefit)	(916)	1,218
NET INCOME	1,586	4,117
Preferred stock dividends and discount accretion	1,450	628
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$136	$3,489
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.01	$0.17
Diluted Net Income Available to Common Stockholders	$0.01	$0.17
Cash Dividends Paid	$0.01	$0.23
Average Diluted Shares Outstanding (in thousands)	21,462	21,093

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2010	2009
NET CHARGE OFF'S	$17,432	$6,002

AVERAGE BALANCES:
Total Assets	$4,363,768	$4,720,134
Total Loans	3,203,826	3,696,076
Total Earning Assets	3,955,515	4,298,621
Total Deposits	3,431,831	3,637,656
Total Stockholders' Equity	466,994	450,654

FINANCIAL RATIOS:
Return on Average Assets	0.01%	0.30%
Return on Average Stockholders' Equity	0.12	3.10
Average Earning Assets to Average Assets	90.64	91.07
Allowance for Loan Losses as % of Total Loans	2.82	1.60
Net Charge Off's as % of Average Loans (Annualized)	2.18	0.65
Dividend Payout Ratio	100.00	135.29
Average Stockholders' Equity to Average Assets	10.70	9.55
Tax Equivalent Yield on Earning Assets	5.39	5.69
Cost of Supporting Liabilities	1.57	2.01
Net Interest Margin (FTE) on Earning Assets	3.82	3.68

NON-PERFORMING ASSETS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Non-Accrual Loans	$122,891	$118,409	$123,290	$112,220	$108,546
Renegotiated Loans	859	8,833	5,595	4,216
Non-Performing Loans (NPL)	123,750	127,242	128,885	116,436	108,546
Real Estate Owned and Repossessed Assets	18,268	14,879	21,778	20,227	22,077
Non-Performing Assets (NPA)	142,018	142,121	150,663	136,663	130,623
90+ Days Delinquent	2,600	3,967	5,422	3,596	7,732
NPAS & 90 Day Delinquent	$144,618	$146,088	$156,085	$140,259	$138,355
Loan Loss Reserve	$88,568	$92,131	$86,918	$77,119	$58,502
YTD Charge-offs	17,432	81,628	60,821	46,380	6,002
NPAs / Actual Assets %	3.25%	3.17%	3.37%	2.90%	2.67%
NPAs & 90 Day / Actual Assets %	3.30%	3.26%	3.49%	2.97%	2.83%
NPAs / Actual Loans and REO %	4.50%	4.32%	4.37%	3.80%	3.54%
Loan Loss Reserves / Actual Loans (%)	2.82%	2.81%	2.54%	2.16%	1.60%
NCOs / YTD Average Loans (%)	0.54%	2.30%	1.68%	1.27%	0.16%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
ASSETS
Cash and due from banks	$52,679	$76,801	$66,887	$73,668	$96,606
Federal funds sold	7,044	102,346	52,828		89,282
Cash and cash equivalents	59,723	179,147	119,715	73,668	185,888
Interest-bearing time deposits	157,735	74,025	44,312	44,595	158,295
Investment securities	639,081	563,117	489,010	630,958	446,316
Mortgage loans held for sale	3,646	8,036	25,173	23,070	8,659
Loans	3,134,540	3,269,788	3,398,722	3,554,229	3,654,074
Less: Allowance for loan losses	(88,568)	(92,131)	(86,918)	(77,119)	(58,502)
Net loans	3,045,972	3,177,657	3,311,804	3,477,110	3,595,572
Premises and equipment	54,431	55,804	58,482	58,692	58,948
Federal Reserve and Federal Home Loan Bank stock	36,721	38,576	38,576	34,441	34,420
Interest receivable	19,532	20,818	22,359	20,778	20,783
Core deposit intangibles and goodwill	157,532	158,740	160,017	161,294	162,571
Cash surrender value of life insurance	95,146	94,636	94,267	93,876	93,544
Other real estate owned	18,268	14,879	21,778	20,227	22,077
Tax asset, deferred and refundable	59,190	64,394	59,244	62,183	36,543
Other assets	28,889	31,123	31,747	16,153	63,281
TOTAL ASSETS	$4,375,866	$4,480,952	$4,476,484	$4,717,045	$4,886,897
LIABILITIES
Deposits:
Noninterest-bearing	$520,551	$516,487	$477,040	$512,368	$462,167
Interest-bearing	2,877,235	3,020,049	3,035,455	3,078,555	3,222,797
Total Deposits	3,397,786	3,536,536	3,512,495	3,590,923	3,684,964
Borrowings:
Federal funds purchased				15,042
Securities sold under repurchase agreements	112,826	125,687	125,045	115,011	113,106
Federal Home Loan Bank advances	123,261	129,749	130,024	268,938	278,583
Subordinated debentures, revolving credit lines and term loans	194,794	194,790	194,787	194,783	204,779
Total Borrowings	430,881	450,226	449,856	593,774	596,468
Interest payable	4,812	5,711	5,722	7,351	8,278
Other liabilities	53,446	24,694	32,511	51,619	89,082
Total Liabilities	3,886,925	4,017,167	4,000,584	4,243,667	4,378,792
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,559	112,373	112,190	112,009	111,831
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,495,550 and 21,055,881 shares	3,187	2,653	2,648	2,633	2,632
Additional paid-in capital	230,764	206,600	205,759	204,403	203,889
Retained earnings	150,595	150,860	164,419	172,688	205,616
Accumulated other comprehensive loss	(8,289)	(8,826)	(9,241)	(18,480)	(15,988)
Total Stockholders' Equity	488,941	463,785	475,900	473,378	508,105
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,375,866	$4,480,952	$4,476,484	$4,717,045	$4,886,897

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
INTEREST INCOME
Loans receivable:
Taxable	$45,448	$48,297	$50,683	$52,843	$53,793
Tax exempt	277	296	280	247	215
Investment securities:
Taxable	2,891	2,348	2,963	3,261	3,763
Tax exempt	2,646	2,668	2,788	2,362	1,769
Federal funds sold	17	37	27	42	12
Deposits with financial institutions	60	75	73	116	102
Federal Reserve and Federal Home Loan Bank stock	360	348	359	199	473
Total Interest Income	51,699	54,069	57,173	59,070	60,127
INTEREST EXPENSE
Deposits	11,495	12,445	13,666	15,569	16,711
Federal funds purchased			6		22
Securities sold under repurchase agreements	499	511	512	507	467
Federal Home Loan Bank advances	1,564	1,627	2,209	2,447	2,949
Subordinated debentures, revolving credit lines and term loans	1,926	1,921	1,932	2,113	1,479
Total Interest Expense	15,484	16,504	18,325	20,636	21,628
NET INTEREST INCOME	36,215	37,565	38,848	38,434	38,499
Provision for loan losses	13,869	26,020	24,240	58,995	12,921
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	22,346	11,545	14,608	(20,561)	25,578
OTHER INCOME
Service charges on deposit accounts	3,262	3,735	3,963	3,888	3,542
Fiduciary activities	2,060	1,826	1,844	1,680	2,059
Other customer fees	2,498	1,969	2,004	1,946	2,003
Commission income	1,989	1,181	1,459	1,698	2,059
Earnings on cash surrender value of life insurance	508	569	391	331	323
Net gains and fees on sales of loans	1,149	1,744	1,997	1,678	1,430
Net realized and unrealized gains on sales of available for sale securities	1,842	1,984	5,211	1,154	2,792
Other-than-temporary impairment on available for sale securities	(488)	(2,979)	(1,227)	(2,045)	(478)
Other income	144	(472)	41	1,160	741
Total Other Income	12,964	9,557	15,683	11,490	14,471
OTHER EXPENSES
Salaries and employee benefits	17,562	18,680	17,945	19,685	20,015
Net occupancy	2,851	2,816	2,422	2,443	2,569
Equipment	1,853	1,935	1,875	1,909	1,876
Marketing	429	513	508	564	549
Outside data processing fees	1,280	1,488	1,360	1,405	1,933
Printing and office supplies	318	359	300	397	363
Core deposit amortization	1,207	1,277	1,277	1,278	1,277
FDIC assessments	1,722	3,203	3,121	3,494	576
Other expenses	7,418	9,386	10,187	7,017	5,556
Total Other Expenses	34,640	39,657	38,995	38,192	34,714
INCOME (LOSS) BEFORE INCOME TAX	670	(18,555)	(8,704)	(47,263)	5,335
Income tax expense (benefit)	(916)	(8,334)	(3,774)	(17,534)	1,218
NET INCOME (LOSS)	1,586	(10,221)	(4,930)	(29,729)	4,117
Preferred stock dividends and discount accretion	1,450	1,451	1,450	1,450	628
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$136	$(11,672)	$(6,380)	$(31,179)	$3,489
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.01	$(0.55)	$(0.30)	$(1.49)	$0.17
Diluted Net Income (Loss) Available to Common Stockholders	$0.01	$(0.55)	$(0.30)	$(1.49)	$0.17
Cash Dividends Paid	$0.01	$0.08	$0.08	$0.08	$0.23
Average Diluted Shares Outstanding (in thousands)	21,462	21,211	21,170	21,120	21,093
FINANCIAL RATIOS:
Return on Average Assets	0.01%	-1.04%	-0.55%	-2.59%	0.30%
Return on Average Stockholders' Equity	0.12	(9.87)	(5.35)	(24.58)	3.10
Average Earning Assets to Average Assets	90.64	90.28	90.82	91.07	91.07
Allowance for Loan Losses as % of Total Loans	2.82	2.81	2.54	2.16	1.60
Net Charge Off's as % of Average Loans (Annualized)	2.18	2.49	1.64	4.44	0.65
Dividend Payout Ratio	100.00	(14.55)	(26.67)	(5.41)	135.29
Average Stockholders' Equity to Average Assets	10.70	10.50	10.23	10.54	9.55
Tax Equivalent Yield on Earning Assets	5.39	5.48	5.56	5.52	5.69
Cost of Supporting Liabilities	1.57	1.62	1.73	1.88	2.01
Net Interest Margin (FTE) on Earning Assets	3.82	3.86	3.83	3.64	3.68

LOANS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Commercial and industrial loans	$621,591	$675,860	$806,289	$874,671	$891,393
Agricultural production financing and other loans to farmers	109,457	121,031	124,601	121,361	120,462
Real estate loans:
Construction	131,548	158,725	147,343	162,765	208,145
Commercial and farmland	1,259,588	1,254,115	1,228,983	1,231,986	1,246,450
Residential	821,014	841,584	855,931	930,714	949,259
Individuals' loans for household and other personal expenditures	142,108	154,132	177,338	174,363	193,109
Tax exempt loans	23,047	22,049	23,846	23,596	18,121
Lease financing receivables, net of unearned income	6,396	7,135	7,797	8,095	8,178
Other loans	19,791	35,157	26,594	26,678	18,957
	3,134,540	3,269,788	3,398,722	3,554,229	3,654,074
Allowance for loan losses	(88,568)	(92,131)	(86,918)	(77,119)	(58,502)
TOTAL LOANS	$3,045,972	$3,177,657	$3,311,804	$3,477,110	$3,595,572

DEPOSITS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Demand deposits	$1,261,305	$1,308,741	$1,178,372	$1,197,646	$1,166,205
Savings deposits	738,742	733,142	726,894	740,340	743,812
Certificates and other time deposits of $100,000 or more	416,113	438,264	492,875	503,971	511,873
Other certificates and time deposits	750,382	781,509	803,173	835,899	853,149
Brokered deposits	231,244	274,880	311,181	313,067	409,925
TOTAL DEPOSITS	$3,397,786	$3,536,536	$3,512,495	$3,590,923	$3,684,964